Equity Index Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

Supplement to the Statement of Additional Information Dated
September 7, 2017

Effective March 23, 2018, JPMorgan Chase Bank, 383 Madison Avenue, New
York, NY 10179, serves as the custodian for the Equity Index, Mid-Cap Index, and Real Estate Index Portfolios (the “Portfolios”). The custodian is responsible for maintaining the Portfolios’ assets, keeping all necessary accounts and records of the Portfolios’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

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